UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES  AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 14, 2003

ALCIDE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-12395	22-2445061
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

8561 154th Avenue N.E.
Redmond, Washington 98052
(Address of principal executive offices, including zip code)

(425) 882-2555
(Registrant’s telephone number, including area code)

ITEM 9.         Results of Operations and Financial Condition [This information is being furnished under Item 12 of Form 8-K]

See press release of Alcide Corporation dated April 14, 2003, attached hereto as Exhibit 99.1, announcing results of operations for the quarter ended February 28, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCIDE CORPORATION
The Registrant

Date:	April 14, 2003	By: /s/ John P. Richards
John P. Richards
President
Chief Financial Officer